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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent accountants we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement (Registration No. 333-74379).

                                                   /s/ ARTHUR ANDERSEN
                                          --------------------------------------
                                                     Arthur Andersen

London, England

June 8, 1999